Exhibit 2

Schedule 13D

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

PORTUGAL TELECOM, SGPS, S.A.

All of the following persons are citizens of the Republic of Portugal, except Shakhaf Wine, Milton Almicar Silva Vargas, Otávio Marques de Azevedo and Fernando Magalhães Portella, who are citizens of the Federative Republic of Brazil; Rafael Luís Mora Funes, who is a citizen of Spain; and Gerald Stephen McGowan, who is a citizen of the United States of America. Unless otherwise noted below, (1) the principal occupation or employment listed below is a position with Portugal Telecom, SGPS, S.A., and (2) the business address for each of the following persons is Avenida Fontes Pereira de Melo, 40, 1069-300 Lisboa, Portugal.

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT	BUSINESS ADDRESS
Board of Directors
Henrique Manuel Fusco Granadeiro	Chairman of the Board of Directors Chief Executive Officer
Alfredo José Silva de Oliveira Baptista	Executive Member of the Board of Directors
Luis Miguel da Fonseca Pacheco de Melo	Chief Financial Officer and Executive Member of the Board of Directors Member of the Board of Directors, Oi S.A.
Carlos António Alves Duarte	Executive Member of the Board of Directors
Pedro Humberto Monteiro Durão Leitão	Executive Member of the Board of Directors
Manuel Rosa da Silva	Executive Member of the Board of Directors
Shakhaf Wine

Executive Member of the Board of Directors of Portugal Telecom, SGPS, S.A.

Member of the Board of Directors of Oi S.A.

Member of the Board of Directors  of TelPart

Chief Executive Officer of Bratel

Vice President, Pasa Participações S.A.

Vice President EDSP75 Participações S.A.

Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Vice President, AG Telecom Participações S.A.

Av. Borges de Medeiros, 633, cj. 301, Lagoa, Rio de Janeiro/RJ, Brazil

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NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT	BUSINESS ADDRESS
Otávio Marques de Azevedo	Chairman of Andrade Gutierrez Telecomunicações Ltda., Chairman of TelPart and Executive Chairman of Andrade Gutierrez S.A.	Rua Doutor Geraldo Campos Moreira, nº. 375 - 9º andar, Brooklin Novo, 04571-020, São Paulo/SP, Brazil
José Guilherme Xavier de Basto	Member of the Board of Directors and Audit Committee of Portugal Telecom
João Manuel de Mello Franco	Member of the Board of Directors and Chairman of the Audit Committee of Portugal Telecom; Member of the Board of Directors and Chairman of the Audit Committee of EDP Renováveis, S.A.
Joaquim Anibal Brito Freixial de Goes	Member of the Board of Directors of Banco Espírito Santo, S.A.	Avenida da Liberdade, 195, 1250-142, Lisboa, Portugal
Mário João de Matos Gomes	Member of the Board of Directors and Audit Committee of Portugal Telecom; Founding Partner and Director of the auditing firm Ascenção, Gomes, Cruz & Associado—SROC
Gerald Stephen McGowan	Member of the Board of Directors of Portugal Telecom; former Ambassador of the United States to Portugal	4903 Rock Spring Road, Arlington, Virginia 22207, United States of America
Rafael Luís Mora Funes	Vice Chairman of the Board of Directors and Chief Operating Officer of Ongoing Strategy Investments, SGPS, S.A.	Rua Vitor Cordon, 19, 1200-482, Lisboa, Portugal
Maria Helena Nazaré	Member of the Board of Directors of Portugal Telecom; Vice Chairman of the European University Association; former Principal of the University of Aveiro, Portugal	Universidade de Aveiro, Pavilhão III, Campus Universitário de Santiago, 3810-193, Aveiro, Portugal
Amílcar Carlos Ferreira de Morais Pires

Member of the Board of Directors of Banco Espírito Santo, S.A.; Chairman of the Board of Directors of Bank Espírito Santo (International) Limited; Chairman of the Board of Directors of BIC — International Bank, Ltd. (BIBL)

Avenida da Liberdade, 195, 1250-142, Lisboa, Portugal
Francisco Teixeira Pereira Soares	Chairman of the Environment Committee of CEEP — European Centre of Enterprises with Public Participation and of Enterprises of General Economic Interest, Brussels; Consultant of Parpública, S.A.	Rua Padre Antônio Vieira, nº 21, 3º Dto., 1070-195, Lisboa, Portugal
Paulo José Lopes Varela	Chairman of the Board of Directors	Grupo Visabeira, SGPS SA,

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NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT	BUSINESS ADDRESS

and Chief Executive Officer of Visabeira Global, SGPS, S.A.; Chairman of the Board of Directors of Vista Alegre Atlantis, S.A.; Chairman of the Board of Directors of V.A. Grupo — Vista Alegre Participações, S.A.

Repeses, 3504-511. Viseu, Portugal
Milton Almicar Silva Vargas	Member of the Board of Directors of Portugal Telecom; Member of the Boards of Directors of Cielo S.A., CPM Braxis S.A. and Fleury S.A.	Centro Empresarial Rio Negro — Al. Rio Negro 585 — Bloco A, 10º Andar, São Paulo, SP, Brazil
Nuno Rocha dos Santos de Almeida e Vasconcellos	Chairman of the Boards of Directors of Rocha dos Santos Holding, SGPS, S.A. and Ongoing Strategy Investments, SGPS, S.A.	Rua Vitor Cordon, 19, 1200-482, Lisboa, Portugal
Fernando Magalhães Portella	Member of the Board of Directors of Portugal Telecom; Member of the Boards of Directors of Oi S.A. and Iguatemi Empresa de Shopping Centers S.A. Chief Executive Officer of Grupo Jereissati
João Nuno de Oliveira Jorge Palma

Member of the Board of Directors of Portugal Telecom; Member of the Board of Directors of Caixa Geral de Depósitos, S.A., Parcaixa, SGPS, S.A., and Banco Comercial e de Investimentos, S.A. — Moçambique.

Chairman of the Board of Directors of Sogrupo — Compras e Serviços Partilhados, ACE, Sogrupo IV — Gestão de Imóveis, ACE, Imocaixa — Gestão Imobiliária, S.A. and Caixa-Imobiliária, S.A.

José Pedro Cabral dos Santos

Member of the Board of Directors of Portugal Telecom; Member of the Board of Directors of Caixa Geral de Depósitos, S.A. and Locarent — Companhia Portuguesa de Aluguer de Viaturas.

Chairman of the Board of Directors of Caixa Leasing e Factoring — IFIC, S.A.

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NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT	BUSINESS ADDRESS
Executive Officers (other than those who are also members of the Board of Directors)
Guy Patrick Guimarães de Goyri Pacheco	Head of the Planning and Control Department
Luís Manuel da Costa de Sousa de Macedo	Secretary-General and Company Secretary
Bruno Miguel Saraiva Pinheiro dos Santos da Costa Saldanha	Chief Accounting Officer
José Carlos Alfaia Mimoso	Manager of Corporate Taxation
Carlos Manuel Mendes Fidalgo Moreira da Cruz	Manager of the Financial Department
Nuno Bernardo Ramires Leiria Fialho Prego	Chief of Staff to the CEO and Manager of the Human Resources Department
Nuno Manuel Teiga Luis Vieira	Manager of the Investor Relations Department
Marta Maria Dias Quintas Neves	Manager of the Competition and Regulatory Department
Ana João de Castro Dias Vieira Figueiredo	Manager of the Internal Audit and Risk Management Department
Abilio Cesário Lopes Martins	Manager of the Corporate Communications Department

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PT PORTUGAL, SGPS, S.A

All of the following persons are citizens of the Republic of Portugal. Unless otherwise noted below, the principal occupation or employment listed below is a position with Portugal Telecom, SGPS, S.A. The business address for each of the following persons is Avenida Fontes Pereira de Melo, 40, 1069-300 Lisboa, Portugal.

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT
Board of Directors
Zeinal Abedin Mahomed Bava

Chief Executive Officer of Oi S.A.

Chief Executive Officer and Chairman of the Board of Directors of PT Portugal; Chief Executive Officer and Chairman of the Board of Directors of PT Comunicações and TMN

Luis Miguel da Fonseca Pacheco de Melo

Chief Financial Officer and Executive Member of the Board of Directors of Portugal Telecom

Vice President of the Board of Directors of PT Portugal

Executive Member of the Board of PT Móveis, PT Comunicações and TMN

Executive Member of the Board of Oi S.A.

Abílio Cesário Lopes Martins

Manager of the Corporate Communications Department of Portugal Telecom

Executive Member of the Boards of PT Portugal, PT Comunicações, TMN and PT Móveis

Vice President of the Board of Portugal Telecom Brasil S.A.

Alfredo José Silva de Oliveira Baptista	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Carlos António Alves Duarte	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
David José Ferreira Lopes	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Francisco José Meira Silva Nunes	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
José Carlos de Oliveira Baldino	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Luís Filipe Saraiva Castel-Branco Avelar	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Manuel Francisco Rosa da Silva	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Pedro Humberto Monteiro Durão Leitão	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Nuno José Porteiro Cetra	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN

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PT COMUNICAÇÕES, S.A.

All of the following persons are citizens of the Republic of Portugal. Unless otherwise noted below, the principal occupation or employment listed below is a position with Portugal Telecom, SGPS, S.A. The business address for each of the following persons is Avenida Fontes Pereira de Melo, 40, 1069-300 Lisboa, Portugal.

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT
Board of Directors
Zeinal Abedin Mahomed Bava

Chief Executive Officer of Oi S.A.

Chief Executive Officer and  Chairman of the Board of Directors of PT Portugal; Chief Executive Officer and Chairman of the Board of Directors of PT Comunicações and TMN

Luis Miguel da Fonseca Pacheco de Melo

Chief Financial Officer and Executive Member of the Board of Directors of Portugal Telecom

Vice President of the Board of Directors of PT Portugal

Executive Member of the Board of PT Móveis, PT Comunicações and TMN

Executive Member of the Board of Oi S.A.

Abílio Cesário Lopes Martins

Manager of the Corporate Communications Department of Portugal Telecom

Executive Member of the Boards of PT Portugal, PT Comunicações, TMN and PT Móveis

Vice President of the Board of Portugal Telecom Brasil S.A.

Alfredo José Silva de Oliveira Baptista	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Carlos António Alves Duarte	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
David José Ferreira Lopes	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Francisco José Meira Silva Nunes	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
José Carlos de Oliveira Baldino	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Luís Filipe Saraiva Castel-Branco Avelar	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Manuel Francisco Rosa da Silva	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Pedro Humberto Monteiro Durão Leitão	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Nuno José Porteiro Cetra	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN

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TMN — TELECOMUNICAÇÕES MOVIES NACIONAIS, S.A.

All of the following persons are citizens of the Republic of Portugal. Unless otherwise noted below, the principal occupation or employment listed below is a position with Portugal Telecom, SGPS, S.A. The business address for each of the following persons is Avenida Fontes Pereira de Melo, 40, 1069-300 Lisboa, Portugal.

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT
Board of Directors
Zeinal Abedin Mahomed Bava	Chief Executive Officer of Oi S.A. Chairman of the Board of Directors of PT Portugal Chief Executive Officer and Chairman of the Board of Directors of PT Comunicações and TMN
Luis Miguel da Fonseca Pacheco de Melo

Chief Financial Officer and Executive Member of the Board of Directors of Portugal Telecom

Vice President of the Board of Directors of PT Portugal

Executive Member of the Board of PT Móveis, PT Comunicações and TMN

Executive Member of the Board of Oi S.A.

Abílio Cesário Lopes Martins

Manager of the Corporate Communications Department of Portugal Telecom

Executive Member of the Boards of PT Portugal, PT Comunicações , TMN and PT Móveis

Vice President of the Board of Directors of Portugal Telecom Brasil S.A.

Alfredo José Silva de Oliveira Baptista	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Carlos António Alves Duarte	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
David José Ferreira Lopes	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Francisco José Meira Silva Nunes	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
José Carlos de Oliveira Baldino	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Luís Filipe Saraiva Castel-Branco Avelar	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Manuel Francisco Rosa da Silva	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Pedro Humberto Monteiro Durão Leitão	Executive Member of the Board of Portugal Telecom; Executive Member of the Boards of PT Portugal, PT Comunicações and TMN
Nuno José Porteiro Cetra	Executive Member of the Boards of PT Portugal, PT Comunicações and TMN

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PT MÓVEIS, SGPS, S.A.

All of the following persons are citizens of the Republic of Portugal. Unless otherwise noted below, the principal occupation or employment listed below is a position with Portugal Telecom, SGPS, S.A. The business address for each of the following persons is Avenida Fontes Pereira de Melo, 40, 1069-300 Lisboa, Portugal.

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT
Board of Directors
Henrique Manuel Fusco Granadeiro	Chairman of the Board of Directors and Chief Executive Officer of Portugal Telecom Chief Executive Officer of PT Móveis Chairman of the Board of Directors of PT Móveis
Luis Miguel da Fonseca Pacheco de Melo

Chief Financial Officer and Executive Member of the Board of Directors of Portugal Telecom

Vice President of the Board of Directors of PT Portugal

Executive Member of the Board of PT Móveis, PT Comunicações and TMN

Executive Member of the Board of Oi S.A.

Carlos Manuel Mendes Fidalgo Moreira da Cruz	Manager of the Financial Department of Portugal Telecom Executive Member of the Board of Directors of PT Móveis
Nuno Bernardo Ramires Leiria Fialho Prego	Chief of Staff to the CEO and Manager of the Human Resources Department of Portugal Telecom; Executive Member of the Board of Manager of the Financial Department of PT Móveis;
Abílio Cesário Lopes Martins	Manager of the Corporate Communications Department of Portugal Telecom Executive Member of the Boards of PT Portugal, PT Comunicações, TMN and PT Móveis
Pedro Manuel Brandão Rodrigues	Executive Member of the Board of PT Móveis

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BRATEL B.V.

All of the following persons are citizens of the The Netherlands, except Ana Isabel da Cunha Gonçalves de Sequeiros and Carlos Manuel Mendes Fidalgo Moreira da Cruz, who are citizens of the Republic of Portugal.

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT	BUSINESS ADDRESS
Board of Directors
Carlos Manuel Mendes Fidalgo Moreira da Cruz	Manager of the Finance Department of Portugal Telecom; Managing Director A of Bratel B.V.	Avenida Fontes Pereira de Melo, 40, 1069-300, Lisboa, Portugal
Ana Isabel da Cunha Gonçalves de Sequeiros	Corporate Secretary of PT Móveis and PT II; Managing Director A of Bratel B.V.	Avenida Fontes Pereira de Melo, 40, 1069-300, Lisboa, Portugal
Clemens Cornelis van den Broek	Managing Director B of Bratel B.V.	Naritaweg 165 Telestone 8, 1043BW, Amsterdam, The Netherlands
Trust International Management (T.I.M.) B.V.	Managing Director B of Bratel B.V.	Naritaweg 165 Telestone 8, 1043BW, Amsterdam, The Netherlands

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BRATEL BRASIL S.A.

All of the following persons are citizens of the Federative Republic of Brazil, except Pedro Guimarães e Melo de Oliveira Guterres, who is a citizen of the Republic of Portugal. The business address for each of the following persons is Rua Cubatão, no 320, 4o andar, Sala 03, CEP. 04013-001, São Paulo, SP, Brazil, except that the address of Pedro Guimarães e Melo de Oliveira Guterres is Av. Borges de Medeiros, 633, cj. 301, Lagoa, Rio de Janeiro, RJ, Brazil.

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT
Board of Directors
Shakhaf Wine

Chief Executive Officer of Bratel

Member of the Board of Directors of TelPart

Member of the Board of Directors of Oi S.A.

Executive Member of the Board of Directors, Portugal Telecom, SGPS, S.A.

Vice President, Pasa Participações S.A.

Vice President EDSP75 Participações S.A.

Executive Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Vice President, AG Telecom Participações S.A.

Pedro Guimarães e Melo de Oliveira Guterres	Executive Director of Bratel Executive Director of TelPart Vice President of the Board of Directors of Portugal Telecom Brasil S.A. Executive Director of Portugal Telecom Brasil S.A.
Anna Laura Baraf Svartman	Executive Director of Bratel Member of the Board of Directors of Portugal Telecom Brasil S.A. Executive Director of Portugal Telecom Brasil S.A.

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